SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 29, 2004
                                                         ----------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


              California               0-31080             68-0434802
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(State or other jurisdiction of     (Commission          (IRS Employer
         incorporation)             File Number)       Identification No.)


1180 Airport Road, Suite 101, Napa, California                94558
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   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                  -----------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

        (b) Exhibits

              99.1 Press release dated January 29, 2004 announcing an adjustment to North Bay Bancorp's 2003 tax accrual rates based upon a recent announcement by the California Franchise Tax Board.


Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.

On January 29, 2004, North Bay Bancorp issued a press release announcing an adjustment to its 2003 tax accrual rates based upon a recent announcement by the California Franchise Tax Board. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference. The information in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 29, 2004              NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)

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